AMENDED AND RESTATED

                           LIQUIDATING TRUST AGREEMENT

                           OF MALAN LIQUIDATING TRUST






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                                TABLE OF CONTENTS

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ARTICLE I NAMES AND DEFINITIONS...............................................2
         1.1      Defined Terms...............................................2

ARTICLE II DECLARATION OF TRUST; APPOINTMENT OF TRUSTEES; GRANT
         TO TRUST AND NATURE OF TRANSFER......................................5
         2.1      Declaration of Trust........................................5
         2.2      Appointment of Trustees.....................................5
         2.3      Grant.......................................................5
         2.4      Purpose of Trust............................................5
         2.5      No Reversion to the Company.................................6
         2.6      Instruments of Further Assurance............................6
         2.7      Subsidiaries................................................6
         2.8      Payment of Liabilities......................................7
         2.9      Initial Beneficiaries.......................................7
         2.10     Notice to Unlocated Stockholders............................7

ARTICLE III BENEFICIARIES.....................................................7
         3.1      Beneficial Interests........................................7
         3.2      Beneficiaries are Parties...................................8
         3.3      Rights of Beneficiaries.....................................8
         3.4      Limitations on Transfer of Interests of Beneficiaries.......9
         3.5      Trustees as Beneficiary.....................................9

ARTICLE IV DURATION AND TERMINATION OF THE TRUST..............................9
         4.1      Duration....................................................9
         4.2      Other Obligations of Trustees upon Termination.............10

Article V ADMINISTRATION OF TRUST ASSETS.....................................10
         5.1      Sale of Trust Assets.......................................10
         5.2      Efforts to Resolve Claims and Liabilities..................10
         5.3      Continued Collection of Property of Trust Assets...........10
         5.4      Restriction on Trust Assets................................10
         5.5      Payment of Expenses and Liabilities........................11
         5.6      Interim Distributions......................................11
         5.7      Final Distribution.........................................11
         5.8      Reports to Beneficiaries and Others........................12
         5.9      Federal Income Tax Information.............................12
         5.10     Books and Records..........................................13

Article VI POWERS OF AND LIMITATIONS ON THE SPONSOR TRUSTEES.................13
         6.1      Limitations on Sponsor Trustees............................13
         6.2      Specific Powers of the Sponsor Trustees....................13

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         6.3      Actions by Managing Trustee................................15
         6.4      Extraordinary Actions by Sponsor Trustees..................15

Article VII LIMITATION OF LIABILITY CONCERNING THE SPONSOR
         TRUSTEES, BENEFICIARIES, EMPLOYEES AND AGENTS.......................16
         7.1      Generally..................................................16
         7.2      Reliance by Sponsor Trustee................................17
         7.3      Agents, Counsel, Etc.......................................17
         7.4      Limitation on Liability to Third Persons...................17
         7.5      Recitals...................................................18
         7.6      Indemnification............................................18
         7.7      No Duty Not to Compete.....................................18
         7.8      Fiduciary Duties...........................................19

Article VIII Sponsor TRUSTEES AND SUCCESSOR SPONSOR TRUSTEES.................19
         8.1      Number and Qualification of Sponsor Trustees...............19
         8.2      Resignation and Removal of Sponsor Trustees................19
         8.3      Appointment of Successor Sponsor Trustee...................19
         8.4      Acceptance of Appointment by Successor Sponsor Trustee.....19
         8.5      Managing Trustee...........................................20
         8.6      Bonds......................................................20

Article IX COMPENSATION OF SPONSOR TRUSTEES..................................20
         9.1      Amount of Compensation.....................................20
         9.2      Expenses...................................................21

Article X THE DELAWARE TRUSTEE...............................................21
         10.1     Purpose; Power and Authority; Etc..........................21
         10.2     Acceptance of Trusts.......................................21
         10.3     Reliance...................................................21
         10.4     Agents, Counsel, Etc.......................................22
         10.5     Not Acting in Individual Capacity..........................22
         10.6     Compensation...............................................22
         10.7     Reimbursement; Indemnity; Insurance........................22
         10.8     No Action Except as Specified in Agreement or Instructions.22
         10.9     Duties, Etc................................................23
         10.10    Resignation and Removal....................................23
         10.11    Merger, Succession.........................................23
         10.12    Amendments to Article X; Construction......................24

Article XI protection of persons dealing with trustees.......................24

Article XII CONCERNING THE BENEFICIARIES.....................................24
         12.1     Evidence of Action by Beneficiaries........................24
         12.2     Limitation on Suits by Beneficiaries.......................24
         12.3     Requirement of Undertaking.................................25

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Article XIII MEETING OF BENEFICIARIES........................................25
         13.1     Purpose of Meetings........................................25
         13.2     Meeting Called by the Sponsor Trustees.....................25
         13.3     Meeting Called on Request of Beneficiaries.................25
         13.4     Persons Entitled to Vote at Meeting of Beneficiaries.......25
         13.5     Quorum.....................................................25
         13.6     Adjournment of Meeting.....................................26
         13.7     Conduct of Meetings........................................26
         13.8     Record of Meeting..........................................26

Article XIV AMENDMENTS.......................................................26
         14.1     Consent of Trustees and Beneficiaries......................26
         14.2     Notice and Effect of Amendment.............................26

Article XV MISCELLANEOUS PROVISIONS..........................................27
         15.1     Filing Documents...........................................27
         15.2     Intention of Parties to Establish Trust....................27
         15.3     Beneficiaries Have No Rights or Privileges as
                  Stockholders of the Company................................27
         15.4     Laws as to Construction....................................27
         15.5     Severability...............................................27
         15.6     Notices....................................................27
         15.7     Counterparts...............................................29


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                AMENDED AND RESTATED LIQUIDATING TRUST AGREEMENT
                           OF MALAN LIQUIDATING TRUST


THIS AMENDED AND RESTATED LIQUIDATING TRUST AGREEMENT, dated as of August 27, 2004 (as the same may be amended, supplemented, or restated from time to time, this "Agreement") by and among Malan Realty Investors, Inc., a self-administered and self-managed real estate investment trust organized under the laws of the State of Michigan (the "Company"), Jeffrey D. Lewis ("Lewis"), Jill Holup ("Holup"), and Edward J. Russell, III ("Russell") (Lewis, Holup and Russell are referred to not in their individual capacities but solely as trustees hereunder as the "Sponsor Trustees") and Wachovia Bank of Delaware, National Association (together with its successors and permitted assigns, in its individual capacity, the "Trust Company," and not in its individual capacity but solely as trustee hereunder, the "Delaware Trustee").

                  WHEREAS, the Company's Board of Directors (the "Board") and the Company's stockholders have approved the voluntary dissolution of the Company pursuant to a Plan of Complete Liquidation and Dissolution (the "Plan");

                  WHEREAS, the Plan provides, among other things, that the Board will cause the Company to dispose of all of the assets of the Company, wind up its affairs, pay or adequately provide for the payment of all of its liabilities and distribute to or for the benefit of its stockholders all of the Company's assets, including interests in any liquidating trust established in connection with the complete liquidation of the Company;

                  WHEREAS, the Plan further provides, among other things, that, in the event that the Board determines that it is not feasible for the Company to pay, or adequately provide for, all debts and liabilities of the Company (including costs and expenses incurred and anticipated to be incurred in connection with the liquidation of the Company) at the time the final liquidating distribution is made, or, if earlier, the latest applicable date to avoid payment by the Company of federal income taxes, or the Board determines that it is not advisable to distribute at such time any of the property then held by or for the account of the Company because the property is not reasonably susceptible of distribution to stockholders or otherwise, the Company may transfer and assign, at such times as is determined by the Company, to a liquidating trust as designated by the Board, all of its then remaining assets and liabilities;

                  WHEREAS, the Trust (as defined below) was formed on or about July 30, 2004 and its governing instrument is that certain Trust Agreement, dated as of July 30, 2004, by and between the Company and the Trust Company (the "Original Trust Agreement");

                  WHEREAS, the parties wish to amend and restate in its entirety the Original Trust Agreement and to constitute this Agreement the governing instrument of the Trust.

                  NOW, THEREFORE, in consideration of the premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


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                                   ARTICLE I
                              NAMES AND DEFINITIONS

        1.1 Defined Terms. For all purposes of this instrument, unless the context otherwise requires:

                (a) "Agreement" has the meaning given to such term in the introductory paragraph.

                (b) "Affiliate" of a Person shall mean any other Person controlling, controlled by or under common control with the Person in question.

                (c) "Beneficial Interest" shall mean, for each Beneficiary, such Beneficiary's proportionate share of the Trust Assets. The Beneficial Interest of an Initial Beneficiary shall be initially determined by the ratio of the number of Shares held of record by such Initial Beneficiary as of the close of business on the Record Date to the total number of Shares issued and outstanding on such Record Date. Thereafter, the Beneficial Interest of a Beneficiary shall be determined by the ratio of the number of Units held by such Beneficiary to the total number of Units held by all Beneficiaries.

                (d) "Beneficiary" shall mean, initially, each Initial Beneficiary and, thereafter, each Initial Beneficiary who holds Units and each permitted transferee of Units initially held by an Initial Beneficiary and subsequently transferred to such transferee pursuant to and in accordance with the terms and conditions of this Agreement, as reflected in the records of the Trust.

                (e) "Board" shall have the meaning set forth in the recitals.

                (f) "Business Day" shall mean any day other than a Saturday or a Sunday or a day on which banks located in Wilmington, Delaware or Charlotte, North Carolina are required or permitted by law or executive order to remain closed.

                (g) "Certificate of Trust" shall mean the certificate of trust filed with the Secretary of State on July 30, 2004 in connection with the formation of the Trust.

                (h) "Code" shall have the meaning set forth in Section 2.4(d) hereof.

                (i) "Company" shall have the meaning set forth in the introductory paragraph.

                (j) "Delaware Act" shall mean Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. ss.3801, et seq., as amended from time to time and any successor thereto.

                (k) "Delaware Trustee" shall have the meaning set forth in the introductory paragraph.

                (l)     "Holdback" shall have the meaning set forth in Section
5.7 hereof.


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                (m)     "Holdback Depository" shall have the meaning set forth
in Section 5.7 hereof.

                (n) "Holup" shall have the meaning set forth in the introductory paragraph.

                (o) "Initial Beneficiary" shall mean each of the Stockholders.

                (p)     "Kross" means Peter T. Kross.

                (q) "Lewis" shall have the meaning set forth in the introductory paragraph.

                (r) "Liabilities" shall mean all of the Company's unsatisfied debts, claims, liabilities, commitments, suits and other obligations, whether contingent or fixed or otherwise (including, without limitation, any costs and expenses incurred or to be incurred in connection with the liquidation of the Company).

                (s) "Managing Trustee" shall mean Lewis, and any successor designated as Managing Trustee pursuant to and in accordance with the terms of this Agreement.

                (t) "Original Trust Agreement" shall have the meaning set forth in the recitals.

                (u) "Person" shall mean an individual, a corporation, a partnership, an association, a joint stock company, a limited liability company, a trust, a joint venture, any unincorporated organization, or a government or political subdivision thereof.

                (v)     "Plan" shall have the meaning set forth in the recitals.

                (w) "Record Date" shall mean the close of business eastern time on August 27, 2004.

                (x) "Required Consent of the Beneficiaries" shall mean, when a quorum of Beneficiaries is present in person or by proxy at a meeting of Beneficiaries, the votes cast by Beneficiaries in favor of an action exceed the votes cast opposing the action.

                (y)     "Retained Assets" shall have the meaning set forth in
Section 2.3 hereof.

                (z) "Russell" shall have the meaning set forth in the introductory paragraph.

                (aa) "Secretary of State" shall mean the Secretary of State of the State of Delaware.

                (bb) "Shares" shall mean the shares of common stock, $0.01 par value per share, of the Company.

                (cc) "Sponsor Trustees" shall mean Lewis, Holup, Russell, and any successors thereto or additional Persons designated Sponsor Trustees, pursuant to and in accordance with the terms of this Agreement.


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                (dd)    "Stockholders" shall mean the holders of record of the
outstanding Shares of the Company at the close of business on the Record Date.

                (ee)    "Subsidiaries" shall include:

                        (i) Bricktown Malan LLC, a Delaware limited liability company;

                        (ii) Malan Midwest LLC, a Michigan limited liability company;

                        (iii) Malan Midwest One LLC, a Michigan limited liability company;

                        (iv) Malan WSC Manager LLC, a Michigan limited liability company; and

                        (v) Malan WSC LLC, a Michigan limited liability company wholly owned by Malan WSC Manager LLC.

                (ff) "Transfer Date" shall mean 11:45 p.m. Eastern Time on August 27, 2004.

                (gg) "Treasury Regulation" shall mean regulations, including proposed or temporary regulations, promulgated under the Code.

                (hh) "Trust" shall mean the Malan Liquidating Trust, a Delaware statutory trust formed pursuant to the Original Trust Agreement and the filing of the Certificate of Trust with the Secretary of State.

                (ii) "Trust Assets" shall mean all the property held from time to time by the Trust under this Agreement, which initially shall consist of the Retained Assets (excluding any liquidating distributions declared, but unpaid, having a record date prior to the Transfer Date), and in addition, shall thereafter include all dividends, distributions, rents, royalties, income, payments and recoveries of claims, proceeds and other receipts of, from, or attributable to any assets held by the Trust, less any of the foregoing utilized by the Sponsor Trustees to pay expenses of the Trust, satisfy Liabilities or to make distributions to the Beneficiaries pursuant to the terms and conditions hereof.

                (jj) "Trust Company" shall have the meaning set forth in the introductory paragraph.

                (kk) "Trustees" shall mean the Sponsor Trustees and the Delaware Trustee under this Agreement.

                (ll)    "Units" shall have the meaning given to such term in
Section 3.1(a) hereof.


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                                   ARTICLE II
          DECLARATION OF TRUST; APPOINTMENT OF TRUSTEES; GRANT TO TRUST
                             AND NATURE OF TRANSFER

        2.1 Declaration of Trust. It is the intention of the parties hereto that the Trust continued hereby constitute a statutory trust under the Delaware Act, and that this Agreement constitute the governing instrument of the Trust. The name of the Trust is Malan Liquidating Trust.

        2.2 Appointment of Trustees. The Company hereby appoints and constitutes Lewis, Holup and Russell as Sponsor Trustees, and the Trust Company as Delaware Trustee, and each Person so appointed hereby accepts such appointment.

        2.3 Grant. The Company hereby assigns, transfers, and sets over to the Trust all of the Company's right, title and interest in, to and under, all of the Company's assets, including, without limitation, its unsold properties, interests in its Subsidiaries, accounts receivable, cash, securities, claims, causes of action, contingent claims and reserves (all of the foregoing assets, the "Retained Assets"), for the uses and purposes stated herein, subject to the terms and provisions set out below, and the Sponsor Trustees hereby accept such Retained Assets on behalf of the Trust, subject to the following terms and provisions. The Sponsor Trustees hereby acknowledge receipt of the Retained Assets on behalf of the Trust from the Company, which Retained Assets shall constitute the initial Trust Assets. The Trust Assets shall be held in trust for the Beneficiaries of the Trust. As directed by the Sponsor Trustees, the Trust may take title to the Retained Assets and other Trust Assets (including proceeds therefrom) directly in the name of the Trust or in the name of one or more of the Sponsor Trustees on behalf of the Trust.

        2.4     Purpose of Trust.

                (a) The Trust was formed and is hereby continued for the sole purpose of winding up the Company's affairs and the liquidation of the Retained Assets with no objective to continue or engage in the conduct of a trade or business or cause any Subsidiary to continue or engage in the conduct of a trade or business, except as necessary for the orderly liquidation of the Trust Assets.

                (b) It is expected that the Company shall liquidate and dissolve prior to fully winding up its affairs, including, but not limited to, the sale of its remaining properties, the collection of its receivables and the payment of any unsatisfied Liabilities of the Company.

                (c) The Retained Assets granted, assigned and conveyed to the Trust shall be held in the Trust, and the Trust will (i) further liquidate the Trust Assets to carry out the purpose of the Trust and facilitate distribution of the Trust Assets, (ii) allocate, protect, conserve and manage the Trust Assets in accordance with the terms and conditions hereof, (iii) complete the winding up of the Company's affairs, (iv) act on behalf of the Beneficiaries, and (v) distribute the Trust Assets in accordance with the terms and conditions hereof.

                (d) It is intended that the granting, assignment and conveyance of the Retained Assets by the Company to the Trust pursuant to the terms hereof shall be treated for Federal and state income tax purposes as if the Company made such distributions directly to the Stockholders. It is further intended that for Federal, state and local income tax purposes the Trust shall


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be treated as a liquidating trust under Treasury Regulation Section
301.7701-4(d) and any analogous provision of state or local law, and the Beneficiaries shall be treated as the owners of their respective shares of the Trust pursuant to Sections 671 through 679 of the Internal Revenue Code of 1986, as amended (the "Code") and any analogous provision of state or local law, and shall be taxed on their respective share of the Trust's taxable income (including both ordinary income and capital gains) pursuant to Section 671 of the Code and any analogous provision of state or local law. The Trust shall file all tax returns required to be filed with any governmental agency consistent with this position, including, but not limited to, any returns required of grantor trusts pursuant to Section 1.671-4(a) of the Treasury Regulations.

        2.5 No Reversion to the Company. In no event shall any part of the Trust Assets revert to or be distributed to the Company.

        2.6 Instruments of Further Assurance. Prior to the dissolution of the Company, such Persons as shall have the right and power to so act, will, upon reasonable request of any Sponsor Trustee, execute, acknowledge, and deliver such further instruments and do such further acts as may be necessary or proper to carry out effectively the purposes of this Agreement, to confirm or effectuate the transfer to the Trust of any property intended to be covered hereby, and to vest in the Trust or, in accordance with the last sentence of
Section 2.3 of this Agreement, the Sponsor Trustees on behalf of the Trust and their successors and assigns, the estate, powers, instruments or funds in trust hereunder.

        2.7     Subsidiaries.

                (a) Subject to the terms of any agreements governing the management and operation of any Subsidiary, including without limitation with respect to obligations of the directors, officers, managers, partners or members of any Subsidiary to act in the best interests of the Subsidiary and the equity holders, partners or members of such Subsidiary, the Sponsor Trustees shall act with respect to the Trust's interest in each Subsidiary (whether in connection with the Trust's position as equity owner, partner, member or manager, or as a director, officer, employee or agent of such Subsidiary), and shall, subject to any obligations to any other equity owners, partners or members of a Subsidiary, cause each Subsidiary to act, consistent with the purposes and provisions of the Trust and this Agreement.

                (b) The Managing Trustee shall, to the extent not achieved on or prior to the Transfer Date, and to the extent deemed necessary or desirable by counsel to the Trust, (i) amend, or cause to be amended, the operating agreements and other governing documents of each Subsidiary and take such other action to provide that (A) the overriding purpose of such entity is the same as that set forth in Section 2.4 of this Agreement, including no objective to continue or engage in the conduct of a trade or business (other than as necessary to preserve the value of its assets) and the expeditious but orderly disposition and distribution of its assets, and (B) such Subsidiary shall, to the extent permitted under applicable law, act on a basis that is consistent with the purposes and provisions of the Trust and this Agreement, and
(ii) cause each Subsidiary to agree in writing (A) to the provisions of this
Section 2.7, and (B) whether or not its operating agreements and other governing documents ultimately are amended, to act on a basis that is consistent with the purposes and provisions of this Agreement.


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                (c)     The Sponsor Trustees shall cause each Subsidiary to
distribute to the Trust and to such Subsidiary's other equity owners, partners or members, if any, in proportion to their interests therein, on or before each annual distribution date provided for in Section 5.6 of this Agreement (or such earlier time as required in order to be included in the distribution by the Trust on the annual distribution date) all of its cash (less any amounts required for payment of taxes and any other expenses or liabilities as may be needed by such Subsidiary which amounts are not required to be paid to the Trust).

                (d) Subject to the provisions of this Section 2.7, the Sponsor Trustees may serve as partners, members, directors, officers, employees or agents of a Subsidiary.

        2.8 Payment of Liabilities. The Trust hereby assumes all Liabilities and agrees hereafter to pay, discharge and perform when due all of the Liabilities. Should any Liability be asserted against any one or more of the Trustees as the transferees of the Trust Assets or as a result of the assumption made in this Section 2.8, the Sponsor Trustees may use such part of the Trust Assets as may be necessary in contesting any such Liability or in payment thereof, but in no event shall the Trustees, Beneficiaries or employees or agents of the Trust be personally liable, nor shall resort be had to the private property of such Persons, to satisfy the Liabilities.

        2.9 Initial Beneficiaries. The Stockholders shall be the Initial Beneficiaries of the Trust.

        2.10 Notice to Unlocated Stockholders. If the Sponsor Trustees hold Trust Assets for unlocated Stockholders, due notice shall be given to such Stockholders in accordance with Delaware law.



                                   ARTICLE III
                                  BENEFICIARIES

        3.1     Beneficial Interests.

                (a) The Beneficial Interest of each Initial Beneficiary shall be determined in accordance with a certified copy of the Company's stockholder list as of the Record Date. Such list shall be prima facie evidence of the identity of the Beneficiaries of the Trust. For ease of administration, the Beneficial Interest of each Beneficiary shall be expressed in terms of units ("Units"). Each record owner of Shares as of the close of business on the Record Date shall receive one Unit for each Share then held of record. Each record owner of Shares shall have the same pro rata interest in the Trust Assets as such holder's pro rata interest in the aggregate outstanding Shares on the Record Date.

                (b) On and after the Transfer Date, all outstanding Shares shall automatically be deemed canceled. In addition, the Trust will not assume any options under the Company's 1994 Stock Option Plan or 1995 Stock Option Plan for Non-Employee Directors and all outstanding options under such plans that have not been exercised prior to the Transfer Date shall automatically be deemed canceled. The rights of Beneficiaries in, to and under the Trust Assets and the Trust shall not be represented by any form of certificate or other instrument,


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and no Beneficiary shall be entitled to such a certificate. A record of the name and address of each Beneficiary and such Beneficiary's aggregate Units in the Trust shall be maintained by a registrar on behalf of the Trust or, if none, by employees of the Trust.

                (c) If any conflicting claims or demands are made or asserted with respect to the ownership of any Units, or if there is any disagreement between the transferees, assignees, heirs, representatives or legatees succeeding to all or part of the interest of any Beneficiary resulting in adverse claims or demands being made in connection with such Units, then, in any of such events, the Sponsor Trustees shall be entitled, at their sole election, to refuse to comply with any such conflicting claims or demands. In so refusing, the Sponsor Trustees may elect to make no payment or distribution with respect to such Units, or to make such payment to a court of competent jurisdiction or an escrow agent, and in so doing, the Sponsor Trustees shall not be or become liable to any of such parties for their failure or refusal to comply with any of such conflicting claims or demands or to take any other action with respect thereto, nor shall the Sponsor Trustees be liable for interest on any funds which they may so withhold. Notwithstanding anything to the contrary set forth in this Section 3.1(c), the Sponsor Trustees shall be entitled to refrain and refuse to act until either (i) the rights of the adverse claimants have been adjudicated by a final judgment of a court of competent jurisdiction, (ii) all differences have been adjusted by valid written agreement between all of such parties, and the Sponsor Trustees shall have been furnished with an executed counterpart of such agreement, or (iii) there is furnished to the Sponsor Trustees a surety bond or other security satisfactory to the Sponsor Trustees, as they shall deem appropriate, to fully indemnify them as between all conflicting claims or demands.

        3.2 Beneficiaries are Parties. By acceptance of delivery of Units, any Beneficiary from time to time of such Units shall be deemed to have agreed to become a party to this Agreement and to be bound by all of the terms and conditions hereof to the same extent as though such person executed this Agreement.

        3.3 Rights of Beneficiaries. Each Beneficiary shall be entitled to participate in the rights and benefits due to a Beneficiary hereunder according to the Beneficiary's Beneficial Interest. Each Beneficiary shall take and hold the same subject to all the terms and provisions of this Agreement. The interest of each Beneficiary hereunder is declared, and shall be in all respects, personal property and upon the death of an individual Beneficiary, the Beneficiary's Beneficial Interest shall pass as personal property to the Beneficiary's legal representative and such death shall in no way terminate or affect the validity of this Agreement. A Beneficiary shall have no title to, right to, possession of, management of, or control of, the Trust Assets except as expressly provided herein. No widower, widow, heir or devisee of any person who may be a Beneficiary shall have any right of dower, curtesy, homestead, or inheritance, or of partition, or of any other right, statutory or otherwise, in any property forming a part of the Trust Assets, but the whole title to all the Trust Assets shall be vested in the Trust or the Sponsor Trustees and the sole interest of the Beneficiaries shall be the rights and benefits given to such Persons under this Agreement.


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        3.4     Limitations on Transfer of Interests of Beneficiaries.

                (A) THE BENEFICIAL INTEREST OF A BENEFICIARY MAY NOT BE TRANSFERRED; PROVIDED THAT THE BENEFICIAL INTERESTS SHALL BE ASSIGNABLE OR TRANSFERABLE BY WILL, INTESTATE SUCCESSION, OR OPERATION OF LAW AND THAT THE EXECUTOR OR ADMINISTRATOR OF THE ESTATE OF A BENEFICIARY MAY MORTGAGE, PLEDGE, GRANT A SECURITY INTEREST IN, HYPOTHECATE OR OTHERWISE ENCUMBER, THE BENEFICIAL INTEREST HELD BY THE ESTATE OF SUCH BENEFICIARY IF NECESSARY IN ORDER TO BORROW MONEY TO PAY ESTATE, SUCCESSION OR INHERITANCE TAXES OR THE EXPENSES OF ADMINISTERING THE ESTATE OF THE BENEFICIARY, UPON WRITTEN NOTICE TO, AND WRITTEN CONSENT OF, THE TRUST, WHICH CONSENT MAY NOT BE UNREASONABLY WITHHELD. IN THE EVENT A BENEFICIARY TRANSFERS ANY BENEFICIAL INTEREST IN VIOLATION OF ANY OF THE PROVISIONS OF THIS AGREEMENT, SUCH TRANSFER SHALL BE VOID.

                (b) Except as may be otherwise required by law, the Beneficial Interests of the Beneficiaries hereunder shall not be subject to attachment, execution, sequestration or any order of a court, nor shall such interests be subject to the contracts, debts, obligations, engagements or liabilities of any Beneficiary, but the interest of a Beneficiary shall be paid by the Trust to the Beneficiary free and clear of all assignments, attachments, anticipations, levies, executions, decrees and sequestrations and shall become the property of the Beneficiary only when actually received by such Beneficiary.

        3.5 Trustees as Beneficiary. Any Trustee may be a Beneficiary to the same extent as if such Person were not a Trustee hereunder and have all the rights of a Beneficiary, including, without limitation, the right to vote and to receive distributions, to the same extent as if such Person were not a Trustee hereunder.

                                   ARTICLE IV
                      DURATION AND TERMINATION OF THE TRUST

        4.1 Duration. The existence of the Trust shall terminate upon the earliest of (i) the distribution of all the Trust Assets as provided in Section
5.7 of this Agreement, or (ii) the expiration of a period of three years from the Transfer Date; provided that the Sponsor Trustees, in their discretion, may extend the existence of the Trust to such later date as they may designate, if they determine that an extension is reasonably necessary to fulfill the purpose of the Trust, as specified in this Agreement, and, prior to such extension, the Sponsor Trustees shall have requested and received both (a) additional no-action assurances from the Securities and Exchange Commission regarding the registration and reporting requirements of the Trust under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any other applicable Federal securities act, and (b) an opinion of tax counsel that such extension will not jeopardize the status of the Trust as a "liquidating trust" for federal income tax purposes within the meaning of Treasury Regulation
Section 301.7701-4(d). The Trust shall not in any event terminate pursuant to subparagraph (ii) of this Section 4.1 prior to the date on which the Sponsor Trustees are permitted to make a final distribution in accordance with Section
5.7 of this Agreement. The Sponsor Trustees shall wind up the affairs of the

Trust and shall provide the Delaware Trustee written confirmation of the dissolution and the completion of winding up of the Trust and shall authorize and direct the Delaware Trustee to execute and file in the office of the Secretary of State a certificate of cancellation in accordance with the Delaware Act. The Delaware Trustee is hereby authorized and empowered to execute and file such certificate of cancellation, and upon such certificate of cancellation becoming effective the Trust shall terminate.

        4.2 Other Obligations of Trustees upon Termination. Upon termination of the Trust, the Sponsor Trustees shall provide for the retention of the books, records, lists of holders of Units, certificates for Shares and files which shall have been delivered to or created by the Sponsor Trustees. At the discretion of the Sponsor Trustees, all of such records and documents may be destroyed at any time permitted by applicable law after the distribution of all the Trust Assets. Except as otherwise specifically provided in this Agreement, upon the distribution of all the Trust Assets, no Trustee shall have any further duties or obligations hereunder.

                                   ARTICLE V
                         ADMINISTRATION OF TRUST ASSETS

        5.1 Sale of Trust Assets. Subject to the terms and conditions of this Agreement, the Sponsor Trustees may, at such times as the Sponsor Trustees deem appropriate, collect, liquidate, reduce to cash, transfer, assign, or otherwise dispose of all or any part of the Trust Assets as they deem appropriate at public auction or at private sale for cash, securities or other property, or upon credit (either secured or unsecured as the Sponsor Trustees shall determine).

        5.2 Efforts to Resolve Claims and Liabilities. Subject to the terms and conditions of this Agreement, the Sponsor Trustees will make appropriate efforts to resolve any contingent or unliquidated claims and outstanding contingent Liabilities for which the Trust may be responsible, dispose of the Trust Assets, make timely distributions and not unduly prolong the duration of the Trust.

        5.3 Continued Collection of Property of Trust Assets. All property that is determined to be a part of the Trust Assets shall continue to be collected and held as a part of the Trust. The Trust or the Sponsor Trustees shall hold the Trust Assets without being obligated to provide for or pay any interest thereon to any Beneficiary, except to the extent of such Beneficiary's share of interest actually earned by the Trust after payment of the Trust's liabilities and expenses as provided in Section 5.5 of this Agreement.

        5.4 Restriction on Trust Assets. Other than the membership interests in the Subsidiaries, the Trust shall not acquire or receive, or cause any Subsidiary to acquire or receive any assets prohibited by IRS Revenue Procedure 82-58, 1982-2 C.B. 847, as the same may be amended, supplemented, or modified, including, but not limited to, any listed stocks or securities, any readily-marketable assets, any operating assets of a going business, any unlisted stock of a single issuer that represents 80% or more of the stock of such issuer, any general or limited partnership interest or any limited liability company or business trust interest. The Trust shall not retain cash in excess of a reasonable amount to meet expenses, charges and obligations of the Trust, the Trust Assets and all Liabilities.

        5.5 Payment of Expenses and Liabilities. The Trust shall pay from the Trust Assets all expenses, charges, and obligations of the Trust and of the Trust Assets and all Liabilities, all other obligations which the Sponsor Trustees cause the Trust to specifically assume and agree to pay pursuant to this Agreement and such transferee liabilities which the Trust may be obligated to pay as transferee of the Trust Assets, including, but not limited to, interest, penalties, taxes, assessments, and public charges of any kind or nature and the costs, charges, and expenses connected with or growing out of the execution or administration of the Trust and such other payments and disbursements as are provided in this Agreement or which may be determined to be a proper charge against the Trust Assets by the Sponsor Trustees.

        5.6 Interim Distributions. At such time as may be determined by them in their sole discretion, the Sponsor Trustees shall distribute, or cause to be distributed to the Beneficiaries, in proportion to the number of Units held by each Beneficiary on the record date for such distribution as determined by the Sponsor Trustees in their sole discretion, such cash or other property comprising a portion of the Trust Assets as the Sponsor Trustees may in their sole discretion determine may be distributed without detriment to the conservation and protection of the Trust Assets; provided, however, that the Sponsor Trustees shall distribute, or cause to be distributed, at least annually to the Beneficiaries any cash proceeds from the sale of the Trust Assets in excess of a reasonable amount (as determined by the Sponsor Trustees) to satisfy the Liabilities and expenses described in Section 5.5 of this Agreement.

        5.7 Final Distribution. If the Sponsor Trustees determine that the Liabilities and all other claims, expenses, charges, and obligations of the Trust have been paid or discharged or if the Trust shall dissolve pursuant to
Section 4.1 of this Agreement, the Sponsor Trustees shall, as expeditiously as is consistent with the conservation and protection of the Trust Assets, distribute the remaining Trust Assets, if any, to the Beneficiaries in proportion to the number of Units held by each Beneficiary; provided, however, that the Sponsor Trustees shall hold back from such distribution the sum One Hundred Thousand Dollars ($100,000.00) (the "Holdback"). The Sponsor Trustees shall deposit the Holdback in escrow in a deposit account maintained with the Trust Company or such affiliate of the Trust Company as the Trust Company may designate (such entity, the "Holdback Depository"). The Holdback Depository shall maintain the Holdback for a period of one (1) year after the earlier of
(i) any resignation of the Delaware Trustee, or (ii) the date of deposit in escrow, during which time the Holdback Depository may disburse any funds from the Holdback in satisfaction of the Trust's obligation to indemnify, defend and hold harmless DT Covered Persons for DT Expenses pursuant to Section 10.7 of this Agreement. At the conclusion of such one (1) year period, the Holdback Depository shall remit any remaining Holdback funds (less and except any funds which the Delaware Trustee in good faith determines to hold back in deference to pending or threatened DT Expenses, any remainder of which funds shall be remitted as provided in this sentence upon the final, non-appealable conclusion of such pending or threatened DT Expenses and the matters giving rise thereto) to the Trust or, if a certificate of cancellation for the Trust has been filed pursuant to Section 4.1 of this Agreement, to such Persons as may be designated in a written direction from the Managing Trustee to the Delaware Trustee and the Holdback Depository at the time the certificate of cancellation is filed. If remaining Holdback funds are remitted to the Trust, the Sponsor Trustees shall distribute such funds to such Beneficiaries and in such amounts as are proportionate to the amounts held back from the distributions made to such Beneficiaries pursuant to the first sentence of this Section 5.7. The Sponsor Trustees shall hold in the Trust and thereafter make disposition of all liquidating distributions and other payments due any Beneficiaries who have not been located, in accordance with Delaware law, subject to applicable state laws regarding escheat and abandoned property. This Section 5.7 shall survive the termination of this Agreement and the resignation or removal of the Delaware Trustee.

        5.8     Reports to Beneficiaries and Others.

                (a) As soon as practicable after the Transfer Date, the Trust will mail to each Beneficiary a notice indicating how many Units such person owns and the contact details of the Sponsor Trustees. As soon as practicable after the end of each tax year during the term of the Trust and once after termination of the Trust, the Sponsor Trustees shall submit a written report and account to the Beneficiaries showing (i) the assets and liabilities of the Trust at the end of such taxable year or upon dissolution and the receipts and disbursements of the Sponsor Trustees for such taxable year or period, (ii) any changes in the Trust Assets and Liabilities that they have not previously reported, (iii) the compensation paid or payable to the Trustees, and
(iv) any action taken by the Sponsor Trustees in the performance of their duties under this Agreement that they have not previously reported, and which, in their opinion, materially affects the Trust Assets or Liabilities.

                (b) The tax year of the Trust shall end on December 31 of each year unless the Sponsor Trustees deem it advisable to establish some other date as the date on which the tax year of the Trust shall end.

                (c) During the course of a tax year, whenever a material event relating to the Trust's Assets occurs, the Trust shall, within a reasonable period of time after such occurrence, prepare and make available to the Beneficiaries an interim report describing such event. The occurrence of a material event need not be reported on an interim report if an annual report pursuant to Section 5.8(a) of this Agreement will be issued within a reasonable period of time after such interim report would be issued and such annual report describes the material event as it would be discussed in an interim report. The occurrence of a material event will be determined solely by the Sponsor Trustees or as may be required by any applicable rules and regulations promulgated by the Securities and Exchange Commission.

        5.9 Federal Income Tax Information. As soon as practicable after the close of each tax year of the Trust, the Trust shall mail to each Person who was a Beneficiary at the close of the year, a statement showing, on a Unit basis the dates and amount of all distributions made by the Sponsor Trustees, income earned on assets held by the Trust, if any, such other information as is reasonably available to the Sponsor Trustees which may be helpful in determining the amount of gross income and expenses attributable to the Trust that such Beneficiary should include in such Person's Federal income tax return for the preceding year and any other information as may be required to be furnished under applicable law. In addition, after receipt of a request in good faith, the Trust shall furnish to any Person who has been a Beneficiary at any time during the preceding year, at the expense of such Person and at no cost to the Trust, a statement containing such further information as is reasonably available to the Sponsor Trustees which shall be helpful in determining the amount of taxable income which such Person should include in such Person's Federal income tax return.

        5.10 Books and Records. The Sponsor Trustees shall maintain in respect of the Trust and the holders of Units books and records relating to the Trust Assets, income and liabilities of the Trust in such detail and for such period of time as may be necessary to enable them to make full and proper accounting in respect thereof in accordance with this Article V and to comply with applicable law. Such books and records shall be maintained on a basis or bases of accounting necessary to facilitate compliance with the tax reporting requirements of the Trust and the reporting obligations of the Sponsor Trustees under Section 5.8 of this Agreement. Nothing in this Agreement requires the Sponsor Trustees to file any accounting or seek approval of any court with respect to the administration of the Trust or as a condition for managing any payment or distribution out of the Trust Assets. Beneficiaries shall have the right upon 30 days' prior written notice delivered to the Trust to inspect during normal business hours such books and records (including financial statements); provided that, if so requested, such Beneficiaries shall have entered into a confidentiality agreement satisfactory in form and substance to the Sponsor Trustees.

                                   ARTICLE VI
                POWERS OF AND LIMITATIONS ON THE SPONSOR TRUSTEES

        6.1 Limitations on Sponsor Trustees. The Sponsor Trustees shall not at any time, on behalf of the Trust or Beneficiaries, or cause any Subsidiary to, enter into or engage in any trade or business except as necessary for the orderly liquidation of the Trust Assets. The Sponsor Trustees shall be restricted to the holding, collection and sale of the Trust Assets and the payment and distribution thereof for the purposes set forth in this Agreement and to the conservation and protection of the Trust Assets and the administration thereof in accordance with the provisions of this Agreement. In no event shall the Sponsor Trustees take any action, directly or through any Affiliate of the Trust or any Sponsor Trustee, to facilitate or encourage any trading in the Beneficial Interests or in any instrument tied to the value of the Beneficial Interests.

        6.2 Specific Powers of the Sponsor Trustees. The Sponsor Trustees shall be responsible for the general policies of the Trust. Subject to the provisions of this Agreement, the Sponsor Trustees shall have full power and authority, and are hereby authorized and empowered, in addition to any powers conferred upon them by any other Section or provision of this Agreement or any statutory laws of the State of Delaware, in the name and on behalf of the Trust, to do or cause to be done the following specific things without the need for further action on the part of the Trust; (provided that the enumeration of the following powers shall not be considered in any way to limit or control the power of the Sponsor Trustees to act as specifically authorized by any other Section or provision of this Agreement and to act in such a manner as the Sponsor Trustees may deem necessary or appropriate to conserve and protect the Trust Assets or to confer on the Beneficiaries the benefits intended to be conferred upon them by this Agreement):

                (a) to determine the nature and amount of the consideration to be received with respect to the sale or other disposition of, or the grant of interest in, the Trust Assets;

                (b) to collect, liquidate or otherwise convert into cash, or such other property as they deem appropriate, all property, assets and rights in the Trust Assets, and to pay, discharge, and satisfy all other claims, expenses, charges, Liabilities and obligations existing with respect to the Trust Assets, the Trust or the Trustees;

                (c) to elect, appoint, engage, retain or employ any Persons as agents, representatives, employees, or independent contractors (including without limitation real estate advisors, investment advisors, accountants, transfer agents, attorneys-at-law, managers, appraisers, brokers, or otherwise) in one or more capacities, and to pay reasonable compensation from the Trust Assets for services in as many capacities as such Person may be so elected, appointed, engaged, retained or employed, to prescribe the titles, powers and duties, terms of service and other terms and conditions of the election, appointment, engagement, retention or employment of such Persons and, except as prohibited by law, to delegate any of the powers and duties of the Sponsor Trustees to agents, representatives, employers, independent contractors or other Persons;

                (d) to retain and set aside such funds out of the Trust Assets as the Sponsor Trustees shall deem necessary or expedient to pay, or provide for the payment of (i) unpaid claims, expenses, charges, Liabilities and obligations of the Trust, the Company or any Subsidiary; and (ii) the expenses of administering the Trust Assets;

                (e) to do and perform any and all acts necessary or appropriate for the conservation and protection of the Trust Assets, including acts or things necessary or appropriate to maintain the Trust Assets held by the Trust pending sale or disposition thereof or distribution thereof to the Beneficiaries;

                (f) to cause the Trust to borrow money and to place liens on Trust Assets as security for such borrowing;

                (g) to institute or defend actions or judgments for declaratory relief or other actions or judgments and to take such other action, in the name of the Trust or as otherwise required, as the Sponsor Trustees may deem necessary or desirable to enforce any leases, instruments, contracts, agreements, causes of action, or rights relating to or forming a part of the Trust Assets;

                (h) to determine conclusively from time to time the value of and to revalue the property of the Trust, in accordance with independent appraisals or other information as the Sponsor Trustees deem necessary or appropriate;

                (i) to cancel, terminate, or amend any leases, instruments, contracts, agreements, obligations, or causes of action relating to or forming a part of the Trust Assets, and to execute new leases, instruments, contracts, agreements, or obligations or pursue new causes of action notwithstanding that the terms of any such leases, instruments, contracts, agreements, obligations, or causes of action may extend beyond the term of the Trust;

                (j) to cause any investments of any part of the Trust Assets to be registered and held in the Trust's name or in the names of one or more Sponsor Trustees or a nominee or nominees without increase or decrease of liability with respect thereto;

                (k) to vote by proxy or otherwise on behalf of the Beneficiaries and the Trust and with full power of substitution all shares of stock and all securities held as Trust Assets hereunder and to exercise every power, election, discretion, option and subscription right and give every notice, make every demand, and to do every act or thing in respect of any shares of stock or any securities held by the Trust or one or more Sponsor Trustees as Trust Assets;

                (l) to undertake or join in, approve and/or disapprove any merger, plan of reorganization, consolidation, liquidation, dissolution, readjustment or other transaction of any entity, any of whose shares of stock or other securities, obligations, or properties may at any time constitute a part of the Trust Assets and to accept the substituted shares of stock, bonds, securities, obligations and properties and to hold the same in trust in accordance with the provisions hereof;

                (m) to authorize transactions between other entities whose securities, or other interests therein (either in the nature of debt or equity), are held by the Trust or one or more Sponsor Trustees as part of the Trust Assets;

                (n) in connection with the sale or other disposition or distribution of any securities held by the Trust, to comply with applicable Federal and state securities laws, and to enter into agreements relating to the sale or other disposition or distribution thereof;

                (o) to terminate and dissolve any entities owned by the Trust;

                (p) to direct the administrator of the Company's 401(k) plan in accordance with the terms and conditions of such plan, to the extent necessary; and (q) to perform any act authorized, permitted, or required under any lease, instrument, contract, agreement, right, obligation, or cause of action relating to or forming a part of the Trust Assets whether in the nature of an approval, consent, demand, or notice thereunder or otherwise, but if such act would require the consent of the Beneficiaries in accordance with the express provisions of this Agreement, then only if the Required Consent of the Beneficiaries has been given (or such greater consent as is expressly required by any other provision of this Agreement).

        6.3 Actions by Managing Trustee. Except as expressly provided in this Agreement or as required by law, so long as there is a Managing Trustee, the Managing Trustee may take any action and execute or sign and deliver any document on behalf of the Trust without the approval of a majority of the Sponsor Trustees.

        6.4 Extraordinary Actions by Sponsor Trustees. Notwithstanding anything to the contrary in this Agreement, the Sponsor Trustees shall not undertake any of the following unless authorized by the approval, consent, vote or resolution of a majority of the Sponsor Trustees:

                (a) Any action with respect to the distribution of the Trust Assets;

                (b) Any action with respect to the disposition of the Trust Assets; provided however, that in the absence of any conflict of interest on the part of a Sponsor Trustee, such Sponsor Trustee, acting alone, may sell or otherwise dispose of any Trust Assets in a privately negotiated transaction or series of related transactions, provided that the aggregate consideration received in connection with such transaction or series of related transactions does not exceed $2.5 million.

                (c) The prepayment, incurrence or refinancing of any debt of the Trust for borrowed money in a single transaction or series of related transactions in excess of $2.5 million.

                (d) The settlement or compromise of any action, suit or proceeding or any other contingent Liability not incurred in the ordinary course of business or not covered by insurance.

                (e) The entering into any contract or other arrangement with a Sponsor Trustee or an Affiliate of a Sponsor Trustee.

                (f) The conversion, merger, or consolidation of the Trust with or into another Person.

                (g)     The amendment of this Agreement.

                (h) Any other action that a majority of the Sponsor Trustees request by vote or resolution be undertaken only with the approval, consent, vote or resolution of a majority of Sponsor Trustees, unless and until a resolution of a majority of the Sponsor Trustees provides that such approval, consent, vote or resolution is no longer required to undertake such action.

                                   ARTICLE VII
            LIMITATION OF LIABILITY CONCERNING THE SPONSOR TRUSTEES,
                      BENEFICIARIES, EMPLOYEES AND AGENTS

        7.1 Generally. The Sponsor Trustees accept and undertake to discharge the trust created by this Agreement, upon the terms and conditions hereof, on behalf of the Beneficiaries. The Sponsor Trustees shall exercise the rights and powers vested in them by this Agreement in accordance with applicable law. No Sponsor Trustee, employee or agent of the Trust shall be liable to the Trust or any Beneficiary except for such Person's own grossly negligent action, their own grossly negligent failure to act, or their own fraud or willful misconduct knowingly and intentionally committed in bad faith. Without limiting the foregoing:

                (a) no Sponsor Trustee shall be responsible for the acts or omissions of the other Sponsor Trustees;

                (b) no Sponsor Trustee shall be liable to the Beneficiaries for the acts or omissions of an agent, employee, advisor or manager of the Trust appointed by the Sponsor Trustee hereunder, except where such Sponsor Trustee specifically directs the act of such Person, delegates the authority to such Person to act where such Sponsor Trustee was under a duty not to delegate, or does not use reasonable prudence in the selection or retention of such Person;

                (c) no Sponsor Trustee shall be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against such Sponsor Trustee and the right of a Sponsor Trustee to perform any discretionary act enumerated herein shall not be construed as a duty;

                (d) no Sponsor Trustee shall be liable for any reasonable error of judgment made in good faith;

                (e) no provision of this Agreement shall require any Sponsor Trustee to expend or risk such Person's personal funds or otherwise incur any financial liability in the exercise of such Person's rights or powers under this Agreement;

                (f) no Sponsor Trustee shall be liable with respect to any action taken or omitted to be taken by such Sponsor Trustee in good faith in accordance with the terms and conditions of this Agreement relating to the time, method and place of conducting any proceeding for any remedy available to the Sponsor Trustee or exercising any right or power conferred upon the Sponsor Trustee under this Agreement; and

                (g) no Sponsor Trustee shall have liability for any action or inaction if such action or inaction on the part of the Sponsor Trustee, had such Person been acting in the capacity as a director of a Michigan corporation, would be entitled to the protection of the business judgment rule under Michigan law or would be relieved from liability under the Company's Articles of Incorporation as in effect on August 26, 2004.

        7.2 Reliance by Sponsor Trustee. No Sponsor Trustees shall incur liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. Any Sponsor Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any Person as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter, a Sponsor Trustees may for all purposes hereof rely on a certificate, signed by any director, the president, any vice president, the treasurer, any assistant treasurer, the secretary, any assistant secretary or any other officer or representative of the relevant party, and such certificate shall constitute full protection to the Sponsor Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

        7.3 Agents, Counsel, Etc. In the exercise or administration of the trusts hereunder, the Sponsor Trustees (i) may act directly or, at the expense of the Trust, through agents or attorneys, and the Sponsor Trustees shall not be liable for the default or misconduct of such agents or attorneys selected and retained by it in good faith; and (ii) may, at the expense of the Trust, consult with counsel, accountants and other skilled Persons, and no Sponsor Trustee shall be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants, or other skilled Persons selected by it in good faith.

        7.4 Limitation on Liability to Third Persons. No Beneficiary (including but not limited to Kross in exercising or not exercising any right under Article VIII or any other provision of this Agreement), Sponsor Trustee, employee or agent of the Trust shall be subject to any personal liability whatsoever in tort, contract, or otherwise, to any Person in connection with the Trust Assets or the affairs of the Trust. All such other Persons shall look solely to the Trust Assets for satisfaction of claims of any nature arising in connection with the affairs of the Trust. The Sponsor Trustees shall, at all times, at the expense of the Trust, maintain insurance for the protection of the Trust Assets and in such amount as the Sponsor Trustees shall deem commercially reasonable and to the extent available at reasonable rates.

        7.5 Recitals. Any written instrument creating an obligation of the Trust shall be conclusively taken to have been executed or done by a Sponsor Trustee, employee or agent of the Trust only in its capacity as Sponsor Trustee under this Agreement, or in its capacity as an employee or agent of the Trust.

        7.6 Indemnification. Each Sponsor Trustee (each an "Indemnified Person" and collectively the "Indemnified Persons"), shall be indemnified out of the Trust Assets against all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees, reasonably incurred by the Indemnified Persons in connection with the defense or disposition of any action, suit or other proceeding by the Trust or any other Person, whether civil or criminal, in which the Indemnified Person may be involved or with which the Indemnified Person may be threatened: (i) while in office or thereafter, by reason of his being or having been such a Sponsor Trustee, including, without limitation, in connection with or arising out of any action, suit or other proceeding based on any alleged breach of duty, neglect, error, misstatement, misleading statement, omission or act of any such Sponsor Trustee in such capacity; and (ii) by reason of any such Person exercising or failing to exercise any right or power hereunder; provided that the Indemnified Person shall not be entitled to such indemnification with respect to any matter as to which the Indemnified Person shall have been adjudicated to have acted with gross negligence, fraud or willful misconduct knowingly and intentionally committed in bad faith. The rights accruing to any Indemnified Person under these provisions shall not exclude any other right to which the Indemnified Person may be lawfully entitled; provided that no Indemnified Person may satisfy any right of indemnity or reimbursement granted herein, or to which the Indemnified Person may be otherwise entitled, except out of the Trust Assets or proceeds of any insurance policy, and no Beneficiary shall be personally liable to any person with respect to any claim for indemnity or reimbursement or otherwise. The Trust may make advance payments in connection with indemnification under this Section 7.6, provided that the Indemnified Person shall have given a written undertaking to repay any amount advanced to the Indemnified Person and to reimburse the Trust in the event that it is subsequently determined that the Indemnified Person is not entitled to such indemnification. The Sponsor Trustees may purchase such insurance as they believe, in the exercise of their discretion, adequately insures that each Indemnified Person shall be indemnified against any such loss, liability, or damage pursuant to this Section 7.6. Nothing contained herein shall restrict the right of the Trust to indemnify or reimburse an Indemnified Person or any officer, employee or agent of the Trust in any proper case, even though not specifically provided for herein, nor shall anything contained herein restrict the right of any such Person to contribution under applicable law.

        7.7 No Duty Not to Compete. No Sponsor Trustee shall be required to administer the Trust as such Person's sole and exclusive function and such Trustee may have other business interests and may engage in other activities similar or in addition to those relating to the Trust, subject to such Trustee's obligations under this Agreement and applicable law. Subject to applicable law, the Sponsor Trustees, in their individual capacity, or through Persons that they control or in which they have an interest, may directly or indirectly engage in or possess any interest in any business venture, including, but not limited to, the ownership, financing, management of or the investment in or operation of real estate, or the provision of any services in connection with such activities, whether or not such activities are similar to or in competition with the business activities described in Section 6.1 of this Agreement. No Trustee has any duty to present any business opportunity to the Trust before taking advantage of such opportunity either in such Trustee's individual capacity or through participation in any Person.

        7.8 Fiduciary Duties. To the extent that provisions of this Agreement restrict the duties and liabilities of the Sponsor Trustees otherwise existing at law or in equity, such provisions are agreed by the parties hereto and Persons bound hereby to replace such other duties and liabilities of the Sponsor Trustees.

                                  ARTICLE VIII
                 SPONSOR TRUSTEES AND SUCCESSOR SPONSOR TRUSTEES

        8.1 Number and Qualification of Sponsor Trustees. The number of Sponsor Trustees of the Trust initially shall be three and thereafter the number of Sponsor Trustees shall be fixed from time to time by a written instrument signed by a majority of the Sponsor Trustees which may increase or decrease the number of Sponsor Trustees of the Trust; provided, however, that there shall at all times be at least one Sponsor Trustee of the Trust.

        8.2 Resignation and Removal of Sponsor Trustees. Any Sponsor Trustee may resign and be discharged from the Trust hereby created by giving written notice to the other Sponsor Trustees (or if there are no remaining Sponsor Trustees, to Kross). Such resignation shall become effective on the date specified in such notice, which date shall be at least 60 days after the date of such notice, or upon the appointment of such Sponsor Trustee's successor, and such successor's acceptance of such appointment, whichever is earlier. Any Sponsor Trustee may be removed at any time, with or without cause, by Beneficiaries having aggregate Units of at least a majority of the total Units held by all Beneficiaries.

        8.3 Appointment of Successor Sponsor Trustee. Should at any time a Sponsor Trustee resign or be removed, or be adjudged bankrupt or insolvent, a vacancy shall be deemed to exist and a successor shall be appointed by a majority of the remaining Sponsor Trustees, unless the Beneficiaries (i) shall have removed a Sponsor Trustee, and (ii) shall have elected a successor Sponsor Trustee by a plurality vote. In the event there are not any existing Sponsor Trustees, Kross shall appoint the successor Sponsor Trustee. In the event that there are not any existing Sponsor Trustees and Kross fails to appoint a successor Sponsor Trustee within 30 days of the resignation, removal, bankruptcy or insolvency of such Sponsor Trustee, the successor Sponsor Trustee shall be appointed by the Required Consent of the Beneficiaries. Furthermore, in the event that a successor Sponsor Trustee is not appointed within 60 days of the resignation, removal, bankruptcy or insolvency of such Sponsor Trustee, the successor Sponsor Trustee shall be appointed by a court of competent jurisdiction upon application of any Beneficiary or known creditor of the Trust.

        8.4 Acceptance of Appointment by Successor Sponsor Trustee. Any successor Sponsor Trustee appointed hereunder shall execute an instrument accepting such appointment hereunder and shall deliver one counterpart, in case of a resignation, to the retiring Sponsor Trustee. Thereupon such successor Sponsor Trustee shall, without any further act, become vested with all the estates, properties, rights, powers, trusts, and duties of its predecessor in the Trust hereunder with like effect as if originally named therein; but the retiring Sponsor Trustee shall nevertheless, when requested in writing by the successor Sponsor Trustee, execute and deliver an instrument or instruments conveying and transferring to such successor Sponsor Trustee upon the trust herein expressed, all the estates, properties, rights, powers, and trusts of such retiring Sponsor Trustee and shall duly assign, transfer, and deliver to such successor Sponsor Trustee all property and money of the Trust held by such Sponsor Trustee hereunder.

        8.5 Managing Trustee. Lewis is hereby appointed as Managing Trustee and in such capacity shall have the authority to take action on behalf of the Sponsor Trustees and the Trust to the extent set forth in Section 6.3 of this Agreement. The Managing Trustee may resign from such position by giving written notice to the other Sponsor Trustees (or if there are no remaining Sponsor Trustees, to Kross). Such resignation shall become effective on the date specified in such notice, which date shall be at least 60 days after the date of such notice, or upon the appointment of a successor Managing Trustee, and such successor's acceptance of such appointment, whichever is earlier. If there shall be more than two Sponsor Trustees, a majority of the Sponsor Trustees other than the Managing Trustee may remove the Managing Trustee at any time, with or without cause, and appoint a successor Managing Trustee. If there are only two Sponsor Trustees immediately before such removal occurs, there shall be no Managing Trustee after such removal so long as there remain only two Sponsor Trustees unless the remaining two Sponsor Trustees unanimously appoint one of them as Managing Trustee. If there is no Managing Trustee, any action required or permitted to be taken by the Managing Trustee under this Agreement shall be taken by not less than a majority of the Sponsor Trustees.

        8.6 Bonds. Unless required by the Board prior to the Transfer Date, or unless a bond is required by law, no bond shall be required of any original Trustee hereunder. Unless a bond is required by law and such requirement cannot be waived by the Required Consent of the Beneficiaries, no bond shall be required of any successor Trustee hereunder. If a bond is required by law, no surety or security with respect to such bond shall be required unless required by law and such requirement cannot be waived by the Required Consent of the Beneficiaries or unless required by the Board. If a bond is required by the Board or by law, the Board or the Sponsor Trustees, as the case may be, shall determine whether, and to what extent, a surety or security with respect to such bond shall be required. The cost of any such bond shall be borne by the Trust.

                                   ARTICLE IX
                        COMPENSATION OF SPONSOR TRUSTEES

        9.1 Amount of Compensation. In lieu of commissions or other compensation fixed by law for trustees, each Sponsor Trustee who is not a full-time employee of the Trust shall receive as compensation for services as Sponsor Trustee hereunder the sum of $15,000 per year. Such compensation may be changed with the approval of a majority of the Sponsor Trustees.

        9.2 Expenses. Each Sponsor Trustee shall be reimbursed from the Trust Assets for all expenses reasonably incurred, and appropriately documented, by such Sponsor Trustee in the performance of that Sponsor Trustee's duties in accordance with this Agreement.

                                   ARTICLE X
                              THE DELAWARE TRUSTEE

        10.1 Purpose; Power and Authority; Etc. The Delaware Trustee shall be a trustee for the sole and limited purpose of fulfilling the requirements of ss. 3807 of the Delaware Act. The Delaware Trustee shall have the power and authority to execute, deliver, acknowledge and file all necessary documents of the Trust as required by the Delaware Act, and the Delaware Trustee's execution and filing of the Certificate of Trust with the Secretary of State is hereby ratified and affirmed. The Sponsor Trustees shall keep the Delaware Trustee reasonably informed of any action taken by the Sponsor Trustees with respect to the Trust that may affect the Delaware Trustee. The Delaware Trustee shall not have any of the duties and responsibilities of the Sponsor Trustees or any other trustee constituted pursuant to Article XI of this Agreement or otherwise. The Delaware Trustee shall not be liable for the acts or omissions of the Sponsor Trustees, the Trust, or any other Person and shall have no duty to supervise or monitor the Sponsor Trustees, the Trust, or any other Person. The Delaware Trustee shall owe no fiduciary or other duties to the Trust or the Beneficiaries except as expressly provided for in this Article X.

        10.2 Acceptance of Trusts. The Delaware Trustee accepts the trusts hereby created and continued and agrees to perform its duties hereunder with respect to the same but only upon the terms of this Agreement. The Delaware Trustee shall not be personally liable to any Person under any circumstances in connection with any of the transactions contemplated by this Agreement, except that such limitation shall not relieve the Delaware Trustee of any personal liability it may have to the Beneficiaries for the Delaware Trustee's own bad faith, willful misconduct or gross negligence. In particular, but not by way of limitation:

                (i) The Delaware Trustee shall not be personally liable for any error of judgment made in good faith;

                (ii) No provision of this Agreement shall require the Delaware Trustee to expend or risk its personal funds or otherwise incur any financial liability in the exercise of its rights or powers under this Agreement;

                (iii) Under no circumstance shall the Delaware Trustee be personally liable for any representation, warranty, covenant, obligation or indebtedness of the Trust or the Sponsor Trustees; and

                (iv) The Delaware Trustee shall not be personally responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by any Person other than the Delaware Trustee.

        10.3 Reliance. The Delaware Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Delaware Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any Person as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter, the Delaware Trustee may for all purposes hereof rely on a certificate, signed by any director, the president, any vice president, the treasurer, any assistant treasurer, the secretary, any assistant secretary or any other officer or representative of the relevant party, and such certificate shall constitute full protection to the Delaware Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

        10.4 Agents, Counsel, Etc. When reasonably necessary in the exercise or administration of the trusts hereunder, the Delaware Trustee may, at the expense of the Trust, consult with counsel, accountants and other skilled Persons, and the Delaware Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants, or other skilled Persons selected by it in good faith.

        10.5 Not Acting in Individual Capacity. Except as expressly provided in this Article X, in accepting the trusts hereby created, the Delaware Trustee acts solely as trustee hereunder and not in its individual capacity, and all persons having any claim against the Delaware Trustee by reason of the transactions contemplated by this Agreement shall look only to the Trust Assets for payment or satisfaction thereof.

        10.6 Compensation. The Delaware Trustee shall be entitled to receive from the Trust as compensation for its services hereunder, such fees as have been separately agreed upon with the Trust.

        10.7 Reimbursement; Indemnity; Insurance. The Trust shall (i) reimburse the Delaware Trustee for all reasonable expenses incurred by it in connection with the execution and performance of its rights and duties hereunder (including reasonable fees and expenses of counsel and other experts), (ii) indemnify, defend and hold harmless the Delaware Trustee (in both its individual and trustee capacities) and the officers, directors, employees and agents of the Delaware Trustee (collectively, including the Delaware Trustee in its individual capacity, the "DT Covered Persons") from and against any and all losses, damages, liabilities, claims, actions, suits, costs, expenses, disbursements (including the reasonable fees and expenses of counsel), taxes and penalties of any kind and nature whatsoever, to the extent that such expenses arise out of or are imposed upon or asserted at any time against one (1) or more DT Covered Persons with respect to the performance of this Agreement, the creation, operation, administration or termination of the Trust, or the transactions contemplated by this Agreement (all such expenses as provided in clauses (i) and (ii) are herein referred to collectively as "DT Expenses"); provided, however, that the Trust shall not be required to indemnify a DT Covered Person for DT Expenses if there is a final, non-appealable judgment by a court of competent jurisdiction that includes an explicit finding of fact that the act or omission in connection with which such DT Expense was incurred by such DT Covered Person constituted bad faith, willful misconduct, or gross negligence on the part of such DT Covered Person. The Sponsor Trustee shall, at the expense of the Trust, maintain insurance for the protection of the Delaware Trustee in such form and amount as is reasonably acceptable to the Delaware Trustee.

        10.8 No Action Except as Specified in Agreement or Instructions. The Delaware Trustee shall take such action or refrain from taking such action under this Agreement as it may be directed in writing by the Managing Trustee from time to time; provided, however, that the Delaware Trustee shall not be required to take or refrain from taking any such action if it shall have determined, or shall have been advised by counsel, that such performance is likely to involve the Delaware Trustee in personal liability or is contrary to the terms of this Agreement or of any document contemplated hereby to which the Trust is a party or is otherwise contrary to law. If at any time the Delaware Trustee determines that it requires or desires guidance regarding the application of any provision of this Agreement or any other document, then the Delaware Trustee may deliver a notice to the Managing Trustee requesting written instructions as to the course of action desired by the Managing Trustee and such instructions shall constitute full and complete authorization and protection for actions taken by the Delaware Trustee in reliance thereon. If the Delaware Trustee does not receive such instructions within five (5) Business Days after it has delivered to the Managing Trustee such notice requesting instructions, or such shorter period of time as may be set forth in such notice, it may refrain from taking any action with respect to the matters described in such notice.

        10.9 Duties, Etc. To the extent that, at law or in equity, a DT Covered Person has duties (including fiduciary duties) and liabilities relating to the Trust, the Beneficiaries or to any other Person, such DT Covered Person acting under this Agreement shall not be liable to the Trust, the Beneficiaries or to such other Persons for its good faith reliance on the provisions of this Agreement. To the extent that provisions of this Agreement restrict the duties and liabilities of a DT Covered Person otherwise existing at law or in equity, such provisions are agreed by the parties hereto and Persons bound hereby to replace such other duties and liabilities of such DT Covered Person.

        10.10 Resignation and Removal. The Delaware Trustee may resign and be discharged of the trust created by this Agreement upon not less than 90 days prior written notice to the Managing Trustee. Upon receiving such notice of resignation, the Sponsor Trustees shall use their reasonable best efforts promptly to appoint a substitute or successor Delaware Trustee in the manner and meeting the qualifications hereinafter provided by written instrument or instruments delivered to such resigning Delaware Trustee and the substitute or successor Delaware Trustee. In addition, the Sponsor Trustees may remove the Delaware Trustee, with or without cause, and appoint a successor Delaware Trustee satisfying the requirement of Section 3807(a) of the Delaware Act by written instrument or instruments delivered to the Delaware Trustee being removed and to the substitute or successor Delaware Trustee. Any resignation or removal of the Delaware Trustee and appointment of a substitute or successor Delaware Trustee shall become effective only upon acceptance of the appointment by the substitute or successor Delaware Trustee. If no substitute or successor Delaware Trustee shall have been appointed within 60 days after notice of such resignation or removal has been delivered, the Delaware Trustee may, at the expense of the Trust, apply to a court of competent jurisdiction for the appointment of a successor Delaware Trustee. Such court may thereupon, after such notice, if any, as it may deem proper, prescribe and appoint a successor Delaware Trustee satisfying the requirement of Section 3807(a) of the Delaware Act.

        10.11 Merger, Succession. Any Person into which the Delaware Trustee may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Delaware Trustee shall be a party, or any Person which succeeds to all or substantially all of the corporate trust business of the Delaware Trustee, shall be the successor Delaware Trustee under this Agreement without the execution, delivery or filing of any paper or instrument or further act to be done on the part of the parties hereto (except for the filing of an amendment to the Certificate of Trust if required by the Delaware Act), notwithstanding anything to the contrary herein; provided however, that such successor Delaware Trustee shall satisfy the requirement of
Section 3807(a) of the Delaware Act.

        10.12   Amendments to Article X; Construction. No amendment of this
Article X, and no other amendment of this Agreement which affects the rights, duties, liabilities, indemnities or immunities of the Delaware Trustee, shall be effective without, in each specific instance, the prior written approval of the Delaware Trustee. The rights of the DT Covered Persons under this Article X shall survive the termination of this Agreement and the resignation or removal of the Delaware Trustee. In the event of any inconsistency between the provisions of this Article X and any other provision of this Agreement, the provisions of this Article X shall be controlling.

                                   ARTICLE XI
                   PROTECTION OF PERSONS DEALING WITH TRUSTEES

                Any Person dealing with the Trustees shall be fully protected in relying upon a Trustee's certificate, signed by any one of the Trustees, with respect to the authority that one or more Trustees has to take any action under the Trust. Any Person dealing with the Trustees shall be fully protected in relying upon the Trustee's certificate setting forth the facts concerning the action taken by the Trustees pursuant to this Agreement, including, if applicable, the aggregate number of Units held by the Beneficiaries causing such action to be taken.

                                   ARTICLE XII
                          CONCERNING THE BENEFICIARIES

        12.1 Evidence of Action by Beneficiaries. Whenever in this Agreement it is provided that the Beneficiaries may take any action (including the making of any demand or request, the giving of any notice, consent, or waiver, the removal of a Trustee, the appointment of a successor Trustee, or the taking of any other action), the fact that at the time of taking any such action such Beneficiaries have joined therein may be evidenced: (i) by any instrument or any number of instruments of similar tenor executed by the Beneficiaries in person or by agent or attorney appointed in writing; or (ii) by the record of the Beneficiaries voting in favor thereof at any meeting of Beneficiaries duly called and held in accordance with the provisions of Article XIII.

        12.2 Limitation on Suits by Beneficiaries. To the fullest extent permitted by law, no Beneficiary shall have any right by virtue of any provision of this Agreement to institute any action or proceeding at law or in equity against any party other than the Sponsor Trustees upon or under or with respect to the Trust Assets or the agreements relating to or forming part of the Trust Assets, and the Beneficiaries (by their acceptance of any distribution made to them pursuant to this Agreement) waive any such right. An action by a Beneficiary against a Sponsor Trustee must be commenced within three years after the cause of action has accrued, or within two years after the time when the cause of action is discovered or should have been discovered by the Beneficiary, whichever occurs first.

        12.3 Requirement of Undertaking. The Sponsor Trustees may request any court to require, and any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement, or in any suit against a Trustee for any action taken or omitted to be taken as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section 12.3 shall not apply to any suit by the Trustees and shall not in any circumstance apply to the Delaware Trustee.

                                  ARTICLE XIII
                            MEETING OF BENEFICIARIES

        13.1 Purpose of Meetings. A meeting of the Beneficiaries may be called at any time and from time to time pursuant to the provisions of this Article for the purposes of taking any action which the terms of this Agreement permit Beneficiaries having a specified aggregate Beneficial Interest to take either acting alone or with the Sponsor Trustees.

        13.2 Meeting Called by the Sponsor Trustees. Any Sponsor Trustee may at any time call a meeting of the Beneficiaries to be held at such time and at such place as such Sponsor Trustee shall determine. Written notice of every meeting of the Beneficiaries shall be given by the Managing Trustee (except as provided in Section 13.3 of this Agreement), which written notice shall set forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, and shall be mailed not more than 60 nor less than 10 days before such meeting is to be held to all of the Beneficiaries of record as of a record date not more than 60 days before the date of such meeting fixed by the Managing Trustee. The notice shall be directed to the Beneficiaries at their respective addresses as they appear in the records of the Trust.

        13.3 Meeting Called on Request of Beneficiaries. Within 30 days after written request to the Managing Trustee by Beneficiaries holding an aggregate of at least ten percent (10%) of the total Units held by all Beneficiaries to call a meeting of all Beneficiaries, which written request shall specify in reasonable detail the action proposed to be taken, the Managing Trustee shall proceed under the provisions of Section 13.2 of this Agreement to call a meeting of the Beneficiaries, and if the Managing Trustee fails to call such meeting within such 30 day period then such meeting may be called by such Beneficiaries, or their designated representatives, requesting such meeting.

        13.4 Persons Entitled to Vote at Meeting of Beneficiaries. Each Beneficiary shall be entitled to vote at a meeting of the Beneficiaries either in person or by his proxy duly authorized in writing. The signature of the Beneficiary on such written authorization need not be witnessed or notarized. Each Beneficiary shall be entitled to a number of votes equal to the number of Units held by such Beneficiary as of the applicable record date.

        13.5 Quorum. At any meeting of Beneficiaries, the presence of Beneficiaries having aggregate Units sufficient to take action on any matter for the transaction of which such meeting was called shall be necessary to constitute a quorum; but if less than a quorum be present, Beneficiaries having aggregate Units of at least a majority of the total Units held by all Beneficiaries represented at the meeting may adjourn such meeting with the same effect and for all intents and purposes as though a quorum had been present. Except to the extent a different percentage is specified in this Agreement for a particular matter or is required by law, only the Required Consent of the Beneficiaries shall be required for taking action on any matter voted on by the Beneficiaries, including any conversion, merger or consolidation of the Trust with or into another Person.

        13.6 Adjournment of Meeting. Subject to Section 13.5 of this Agreement, any meeting of Beneficiaries may be adjourned from time to time and a meeting may be held at such adjourned time and place without further notice.

        13.7 Conduct of Meetings. The Managing Trustee shall appoint the Chairman and the Secretary of the meeting. The vote upon any resolution submitted to any meeting of Beneficiaries shall be by written ballot. An Inspector of Votes, appointed by the Chairman of the meeting, shall count all votes cast at the meeting for or against any resolution and shall make and file with the Secretary of the meeting its verified written report.

        13.8 Record of Meeting. A record of the proceedings of each meeting of Beneficiaries shall be prepared by the Secretary of the meeting. The record shall be signed and verified by the Secretary of the meeting and shall be delivered to Sponsor Trustees to be preserved by the Trust. Any record so signed and verified shall be conclusive evidence of all of the matters therein stated.

                                   ARTICLE XIV
                                   AMENDMENTS

        14.1 Consent of Trustees and Beneficiaries. Any amendment to this Agreement must be proposed by and approved by a majority of the Sponsor Trustees, but no amendment shall require the approval of the Beneficiaries unless the Beneficiaries would be materially and adversely affected by the amendment, in which case the amendment must be approved by the Required Consent of the Beneficiaries; provided that no such amendment shall increase the potential liability of the Trustees hereunder without the written consent of each Trustee or alter the rights, duties or obligations of the Delaware Trustee without the written consent of such Delaware Trustee; provided, further, that no such amendment shall affect the Beneficiaries' rights to receive their pro rata shares of the Trust Assets at the time of any distribution, and that no such amendment shall cause the Trust, in the opinion of counsel, to be treated for Federal, state or local income tax purposes, as other than a liquidating trust under Treasury Regulation Section 301.7701-4(d), or cause the Beneficiaries to be treated as other than the owners of their respective shares of the Trust's taxable income pursuant to Section 671 through 679 of the Code and any analogous provision of state or local law.

        14.2 Notice and Effect of Amendment. Upon approval of an amendment to this Agreement in accordance with Section 14.1 hereof, the Sponsor Trustees shall prepare and execute, or cause to be executed, such amendment. Promptly after the execution by the Sponsor Trustees of any such amendment, the Sponsor Trustees shall give notice of the substance of such amendment to the Beneficiaries or, in lieu thereof, the Sponsor Trustees may send a copy of the amendment to each Beneficiary. Upon the execution of any such amendment by the

Sponsor Trustees, this Agreement shall be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties, and immunities of the Sponsor Trustees and the Beneficiaries under this Agreement shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modification and amendments, and all the terms and conditions of any such amendment shall thereby be deemed to be part of the terms and conditions of this Agreement for any and all purposes.

                                   ARTICLE XV
                            MISCELLANEOUS PROVISIONS

        15.1 Filing Documents. This Agreement, together with any amendments, shall be filed or recorded in such office or offices as the Sponsor Trustees may determine to be necessary or desirable. A copy of this Agreement and all amendments thereof shall be maintained in the office of the Trust and shall be available at all times during regular business hours for inspection by any Beneficiary or his duly authorized representative.

        15.2 Intention of Parties to Establish Trust. This Agreement is not intended to create, and shall not be interpreted as creating, a corporation, association, partnership, or joint venture of any kind for purposes of Federal income taxation or for any other purpose.

        15.3 Beneficiaries Have No Rights or Privileges as Stockholders of the Company. Except as expressly provided in this Agreement or under applicable law, the Beneficiaries shall have no rights or privileges attributable to their former status as stockholders of the Company.

        15.4 Laws as to Construction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

        15.5 Severability. In the event any provision of this Agreement or the application thereof to any Person or circumstances shall be finally determined by a court of proper jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

        15.6 Notices. Any notice or other communication by the Trustees to any Beneficiary given pursuant to or in connection with this Agreement shall be deemed to have been sufficiently given, for all purposes, five days after deposit, postage prepaid, in the post office or letter box addressed to such Person at his address as shown in the records of the Trust. All notices and other communications to any Trustee or the Trust hereunder shall be in writing and shall be deemed to have been duly given upon actual receipt by the parties at the following addresses or at such other addresses as shall be specified by the parties:

                (a)     If to the Delaware Trustee:

                        Wachovia Bank of Delaware, National Association One Rodney Square
                        920 King Street, 1st Floor
                        Wilmington, DE 19801
                        ATTN: Corporate Trust Administration
                        Facsimile: 302-888-7544

                        With a copy to:

                        Morris, James, Hitchens & Williams LLP
                        222 Delaware Avenue, 10th Floor
                        P.O. Box 2306 Wilmington, DE 19899-2306
                        Attention: Robert L. Symonds, Jr., Esquire
                        Facsimile:  302-888-6989

                (b)     If to the Managing Trustee or the Trust:

                        600 University Street, #2325
                        Seattle, WA  98101
                        Attention: Jeffrey D. Lewis
                        Facsimile: (206) 838-3357

                        With a copy to:

                        Foley & Lardner LLP
                        321 North Clark Street, Suite 2800
                        Chicago, IL 60610
                        Attention: Phillip Goldberg, Esquire
                        Facsimile: (312) 832-4700

                (c)     If to Holup:

                        Jill Holup
                        4610 N. Camino Real
                        Tucson, AZ  85718
                        Facsimile:  (520) 529-9268

                (d)     If to Russell:

                        Edward J. Russell, III
                        130 Kercheval, Suite 200
                        Grosse Point Farms, MI  48236
                        Facsimile:  (313) 882-9329

                (e)     If to Kross

                        Peter T. Kross
                        248 Grosse Pointe Blvd.
                        Grosse Point Farms, MI  48236
                        Facsimile:  (313) 882-2474

        15.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute one and the same instrument.



                    [Signatures appear on the following page]

                IN WITNESS WHEREOF, Malan Realty Investors, Inc. has caused this Agreement to be executed by its Chief Executive Officer, and the Trustees herein have executed this Agreement, as Trustees and not as individuals, effective this 27th day of August, 2004.

                                        MALAN REALTY INVESTORS, INC.


                                        By:    /s/ Jeffrey D. Lewis
                                            ------------------------------------
                                            Name: Jeffrey D. Lewis
                                            Title:  Chief Executive Officer


                                        DELAWARE TRUSTEE
                                        WACHOVIA BANK OF DELAWARE, NATIONAL
                                        ASSOCIATION


                                        By:   /s/ Rita M. Ritrovato
                                           -------------------------------------
                                        Name:   Rita M. Ritrovato
                                        Title:  Trust Officer


                                        SPONSOR TRUSTEES


                                        /s/ Jeffrey D. Lewis
                                        ----------------------------------------
                                        Jeffrey D. Lewis


                                        /s/ Jill Holup
                                        ----------------------------------------
                                        Jill Holup


                                        /s/ Edward J. Russell, III
                                        ----------------------------------------
                                        Edward J. Russell, III







                 [Signature Page to Liquidating Trust Agreement]